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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

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                         U.S. BANK NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

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            180 East Fifth Street
             St. Paul, Minnesota                          55101
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 (Address of principal executive offices)               (Zip Code)
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                                  Frank Leslie
                         U.S. Bank National Association
                              180 East Fifth Street
                               St. Paul, MN 55101
                                 (651) 244-8677
            (Name, address and telephone number of agent for service)

                               XL CAPITAL TRUST II
                     (Issuer with respect to the Securities)

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             CAYMAN ISLANDS                            98-0191098
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  (State or other jurisdiction of          (I.R.S. Employer Identification No.)
   incorporation or organization)
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       XL HOUSE, ONE BERMUDIANA ROAD
          HAMILTON HM11, BERMUDA
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 (Address of Principal Executive Offices)               (Zip Code)
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                           TRUST PREFERRED SECURITIES

                       (TITLE OF THE INDENTURE SECURITIES)


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


                                    FORM T-1


ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

            a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.
                      Comptroller of the Currency
                      Washington, D.C.

            b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.
                      Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.
                      None

ITEMS 3-15  ITEMS 3-15 ARE NOT APPLICABLE BECAUSE TO THE BEST OF THE TRUSTEE'S
            KNOWLEDGE, THE OBLIGOR IS NOT IN DEFAULT UNDER ANY INDENTURE FOR WHICH THE TRUSTEE ACTS AS TRUSTEE.

ITEM 16. LIST OF EXHIBITS: LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION.

            1.   A copy of the Articles of Association of the Trustee.*

            2. A copy of the certificate of authority of the Trustee to commence business.*

            3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

            4.   A copy of the existing bylaws of the Trustee.*

            5. A copy of each Indenture referred to in Item 4. Not applicable.

            6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

            7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.



* Incorporated by reference to Registration Number 333-67188.



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                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Hartford, State of Connecticut on the 14th day of January, 2003.


                                            U.S. BANK NATIONAL ASSOCIATION

                                            By: /s/ Arthur L. Blakeslee
                                                --------------------------------
                                                    Arthur L. Blakeslee
                                                    Assistant Vice President








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


                                    EXHIBIT 6

                                     CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  January 14, 2003


                                            U.S. BANK NATIONAL ASSOCIATION


                                            By: /s/ Arthur L. Blakeslee
                                                --------------------------------
                                                    Arthur L. Blakeslee
                                                    Assistant Vice President








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


                                    EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 9/30/2002

                                    ($000'S)

                                                                      9/30/2002
                                                                    ------------
ASSETS
     Cash and Due From Depository Institutions                        $8,809,794
     Federal Reserve Stock                                                     0
     Securities                                                       28,156,313
     Federal Funds                                                       975,986
     Loans & Lease Financing Receivables                             111,491,144
     Fixed Assets                                                      1,357,049
     Intangible Assets                                                 8,242,263
     Other Assets                                                      7,510,862
                                                                    ------------
         TOTAL ASSETS                                               $166,543,411

LIABILITIES
     Deposits                                                       $112,901,360
     Fed Funds                                                         2,319,887
     Treasury Demand Notes                                                     0
     Trading Liabilities                                                 285,504
     Other Borrowed Money                                             20,829,386
     Acceptances                                                         137,242
     Subordinated Notes and Debentures                                 5,696,195
     Other Liabilities                                                 5,198,418
                                                                    ------------
     TOTAL LIABILITIES                                              $147,367,992

EQUITY
     Minority Interest in Subsidiaries                                  $990,010
     Common and Preferred Stock                                           18,200
     Surplus                                                          11,312,077
     Undivided Profits                                                 6,855,132
                                                                    ------------
         TOTAL EQUITY CAPITAL                                        $19,175,419

TOTAL LIABILITIES AND EQUITY CAPITAL                                $166,543,411

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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Arthur L. Blakeslee
    -----------------------------------
        Assistant Vice President

Date:  January 14, 2003



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